                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  APRIL 28, 1995
                                                 ------------------------------
                                                  (APRIL 14, 1995)
                                                 ------------------------------

                             HEALTH IMAGES, INC.
- - -------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        DELAWARE                        1-11654                58-1485618
- - -------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)


8601 DUNWOODY PLACE, BUILDING 200, ATLANTA, GEORGIA                    30350
- - -------------------------------------------------------------------------------
                           (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code      (404) 587-5084
                                                  -----------------------------

                                NOT APPLICABLE
- - -------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)




                              Page 1 of ___ Pages
                            Exhibit Index on Page 6

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to the Asset Purchase Agreement dated December 21, 1994, as amended April 6, 1995, and as further amended April 14, 1995 (the "Asset Purchase Agreement"), by and among Registrant, MedAlliance, Inc. ("MDAL"), a Tennessee corporation, and certain of MDAL's subsidiaries which are signatories thereto (MDAL and such subsidiaries shall be referred to collectively as "Sellers"), Registrant acquired the assets and the business (the "Assets") of fifteen (15) multi-modality medical diagnostic imaging centers. The acquisition (the "Acquisition") was consummated on April 14, 1995.

         The total consideration paid by Registrant for the Assets was $64,522,000, comprised of (i) $23,486,000 in cash, (ii) 1,075,133 shares of
Series A Preferred Stock of MDAL and 1,052,375 shares of Series B Preferred Stock of MDAL, (the "Preferred Stock") valued at approximately $11,254,000;
(iii) all rights to accrued and unpaid dividends on the Preferred Stock as of the Closing Date, valued at approximately $315,000, (iv) a promissory note (the "Note") in the original principal amount of $500,000; and (v) the assumption of approximately $28,967,000 of liabilities and indebtedness. The Note is due and payable on December 31, 1995, and bears interest at a rate of 8% per annum.

         In connection with the closing of the Acquisition, the parties also entered into an earnout agreement (the "Earnout Agreement"), pursuant to which Sellers may be entitled to additional consideration of up to $8,250,000 (the "Earnout Payment"). Under the terms of the Earnout Agreement, the actual Earnout Payment shall be an amount equal to the product of 3.795 and the amount, if any, by which the annualized EBITA (as defined in the Earnout Agreement) for the acquired centers for 1995 exceeds $14,254,000. The Earnout Payment will be made in cash, or, at the option of Registrant, by delivery of a promissory note in lieu of a portion or all of the cash payment. In the event Registrant delivers a note for all or some of the Earnout Payment, such note shall be due and payable on the first anniversary of the issuance thereof, and shall bear interest at an annual rate of 10%.

         The amount of consideration paid for the Assets was determined by arm's length negotiations between Registrant and MDAL. The cash portion of the purchase price was funded by borrowings from certain lenders, pursuant to the terms of the Amended and Restated Loan and Security Agreement (the "Loan Agreement") dated March 27, 1995, among The Provident Bank, as Agent, Registrant, Health Images Texas, Inc., Health Images Pennsylvania, Inc. and various lenders described therein.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

        (a)      Financial Statements of Business Acquired.

                 Registrant has determined that it is impracticable to provide the required financial statements of the acquired business prepared in accordance with Regulation

         S-X with this Report. Registrant will file the required financial statement by amendment to this Report as soon as practicable but in no event later than June 30, 1995.

         (b)     Pro Forma Financial Information.

                 Registrant has determined that it is impracticable to provide the required pro forma financial statements with this Report. Registrant will file such pro forma financial statement by amendment to this Report as soon as practicable but in no event later than June 30, 1995.

         (c)     Exhibits.

                 1. Asset Purchase Agreement dated December 21, 1994 among Registrant and MedAlliance, Inc. and certain subsidiaries of MedAlliance, Inc. listed on the signature pages thereto. The Exhibit contains a list briefly identifying the contents of the Schedules to the Asset Purchase Agreement, which have been omitted. Registrant agrees to furnish supplementally a copy of any omitted Schedule to the Commission upon request [Incorporated by reference to Exhibit 1 to the Current Report on Form 8-K of Health Images, Inc. dated December 28, 1994 (File No. 1-11654)].

                 2. Form of Amendment to Asset Purchase Agreement dated April 6, 1995 among Registrant, MedAlliance, Inc. and certain subsidiaries of MedAlliance, Inc. which are signatories thereto.

                 3. Form of Second Amendment to Asset Purchase Agreement dated April 14, 1995 among Registrant, MedAlliance, Inc. and certain subsidiaries of MedAlliance, Inc. which are signatories thereto.

                 4. Form of Earnout Agreement among Registrant, MedAlliance, Inc. and certain subsidiaries of MedAlliance, Inc. which are signatories thereto [Attached as Exhibit A to the Asset Purchase Agreement referenced in Exhibit 1 hereto].

                 5. Amended and Restated Loan and Security Agreement dated March 27, 1995, among The Provident Bank, as Agent, Health Images, Inc., Health Images Texas, Inc., Health Images Pennsylvania, Inc. and various lenders which are signatories thereto [Incorporated by reference to Exhibit 2(c) to the Annual Report on Form 10-K for fiscal year ended December 31, 1994].

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 28, 1995                  HEALTH IMAGES, INC.


                                      By: /s/ Robert D. Carl, III
                                         -------------------------------------

                                          Robert D. Carl, III
                                          Chairman and Chief Executive Officer

                                 EXHIBIT INDEX


 Exhibit                                                                                        Sequential
 Number                         Description                                                     Page Number
 ------                         -----------                                                     -----------
   1          Asset Purchase Agreement dated December 21, 1994 among Registrant and
              MedAlliance, Inc. and certain subsidiaries of MedAlliance, Inc. listed on the signature pages thereto.  The Exhibit contains a list briefly identifying the contents of the Schedules to the Asset Purchase Agreement, which have been omitted.  Registrant agrees to furnish supplementally a copy of any omitted
              Schedule to the Commission upon request [Incorporated by reference to Exhibit 1 to the Current Report on Form 8-K of Health Images, Inc. dated December 28, 1994
              (File No. 1-11654)].

   2          Form of Amendment to Asset Purchase Agreement dated April 6, 1995 among
              Registrant, MedAlliance, Inc. and certain subsidiaries of MedAlliance,
              Inc. which are signatories thereto.

   3          Form of Second Amendment to Asset Purchase Agreement dated April 14, 1995 among Registrant, MedAlliance, Inc. and certain subsidiaries of
              MedAlliance, Inc. which are signatories thereto.

   4          Form of Earnout Agreement among Registrant, MedAlliance, Inc. and certain subsidiaries of MedAlliance, Inc. which are signatories thereto
              [Attached as Exhibit A to the Asset Purchase Agreement referenced in
              Exhibit 1 hereto].

   5          Amended and Restated Loan and Security Agreement dated March 27, 1995, among The
              Provident Bank, as Agent, Health Images, Inc., Health Images Texas, Inc., Health
              Images

              Pennsylvania, Inc. and various lenders which are signatories thereto [Incorporated by reference to Exhibit 2(c) to the Annual Report on Form 10-K for fiscal year ended December 31, 1994].